                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                                November 25, 1998
                Date of Report (Date of Earliest Event Reported)


  American Residential Eagle, Inc. (as Depositor of American Residential Eagle Certificate Trust 1998-1, Issuer of the Mortgage-Backed Callable Certificates,
   Series 1998-1, under a Trust Agreement dated June 1, 1998, and as Depositor of American Residential Eagle Bond Trust 1998-1, Issuer of the Class A Collateralized Callable Mortgage Bonds under an Indenture dated June 1, 1998)


                        AMERICAN RESIDENTIAL EAGLE, INC.
             (Exact Name of Registrant as Specified in Its Charter)


          Delaware                      333-47311               33-0787975
          --------                      ---------               ----------
(State or Other Jurisdiction     (Commission File Number)    (I.R.S. Employer
       of Incorporation)                                     Identification No.)

              445 Marine View Avenue, Suite 100, Del Mar, CA 92014
                    (Address of Principal Executive Offices)


                                 (619) 350-5001
                                 --------------
                         (Registrant's Telephone Number,
                              Including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.     OTHER EVENTS

            American Residential Eagle, Inc. has previously registered the offer and sale of Mortgage-Backed Callable Certificates, Series 1998-1 (the "Certificates") issued by American Residential Eagle Certificate Trust 1998-1 and Class A Collateralized Callable Mortgage Bonds issued by American Residential Eagle Bond Trust 1998-1 (the "Bonds").

            The following exhibit which relates specifically to the Certificates and the Bonds is included with this Current Report:

Item 7(c).  Exhibits

            10.1 Monthly Payment Date Statement relating to the distribution to Certificateholders, November 25, 1998.

                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  December 4, 1998


                                        AMERICAN RESIDENTIAL EAGLE, INC.


                                        By:      /s/ Mark A. Conger
                                            ------------------------------------
                                            Mark A. Conger
                                            Chief Financial Officer
                                            (Principal Financial Officer and
                                            and Principal Accounting Officer)

                                  EXHIBIT INDEX


Exhibit Number                                                                           Page Number
--------------                                                                           -----------
10.1              Monthly Payment Date Statement relating to the distribution to
                  Certificateholders, November 25, 1998......................................5